SEC 873 (03/2003)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2003

Hudson Respiratory Care Inc.

(Exact name of registrant as specified in its charter)

California	333-56097	95-1867330

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27711 Diaz Road, P.O. Box 9020, Temecula, California                                     92589

(Address of principal executive offices)                                                              (Zip Code)

Registrant’s telephone number, including area code	(909) 676-5611

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Regulation FD Disclosure.

On October 8, 2003, the registrant completed the refinancing of its bank debt. A copy of the press release describing the transaction is incorporated in this Form 8-K by this reference and a copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	Press Release of Hudson Respiratory Care Inc., dated October 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON RESPIRATORY CARE INC.

(Registrant)

Date October 9, 2003	/s/ PATRICK YOUNT
(Signature)*
Patrick Yount Chief Financial Officer

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release of Hudson Respiratory Care Inc., dated October 9, 2003.